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                            UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION

                        Washington, DC  20549


                               Form 8-K

                            CURRENT REPORT

                Pursuant to Section 13 or 15(d) of the
                   Securities Exchange Act of 1934



     Date of Report (Date of earliest event reported):   June 15, 1998



                     EQCC Home Equity Loan Trust 1998-1
                     ----------------------------------
            (Exact name of registrant as specified in its charter)



                                                     59-3508618
                                                     59-3491241
       Delaware              333-20675               59-3491239
       --------              ---------               -----------
       (State or other       (Commission File        (IRS employer
       Jurisdiction of       Number)                 Identification No.)
       Incorporation


                    EQCC Home Equity Loan Trust 1998-1
                       10401 Deerwood Park Blvd.
                      Jacksonville, Florida 32256

               (Address of principal executive offices)
               ----------------------------------------

   Registrant's telephone number including area code:  (904) 987-5000

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Item 5.    Other Events
           ------------

           The Registrant hereby incorporates by reference the information contained in Exhibit 99 hereto in response to this Item 5.


Item 7.    Financial Statements, Pro Forma Financial Statements and Exhibits
           -----------------------------------------------------------------

(c)  Exhibits

99         Trustee's Remittance Report in respect of the June 1998 Remittance
           Date.

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                                SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                  Series EQCC Home Equity Loan Trust 1998-1
                  -----------------------------------------
                                 (Registrant)

                    Equicredit Corporation of America
                    ---------------------------------
                              as Representative


Dated: June 23, 1998                  By:  \s\James B. Dodd
                                           ----------------
                                      Name:   James B. Dodd
                                      Title:  Vice President/General Counsel
                                      (Duly Authorized Officer)


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                            INDEX TO EXHIBITS
                            -----------------


Exhibit
Number                           Exhibit
--------                         -------

99    Trustee's Remittance Report in respect of the May 1998 Remittance Date.

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